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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                       Date of Report: September 16, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                      56-0367025
       --------------                                      ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.           27408
--------------------------------------------------           -----
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished to the Securities and Exchange Commission on Form 8-K, but is not deemed to be "filed":

(c) Exhibits

         99.1 Press release issued by Cone Mills Corporation on September 16, 2003.


Item 9.  Regulation FD Disclosure

On September 16, 2003, Cone Mills Corporation issued a press release.

This Form 8-K and the press release attached hereto as Exhibit 99.1 and hereby incorporated by reference is being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.


Item 12.  Results of Operations and Financial Condition

Reference is made to Item 9. above and to Exhibit 99.1.




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                  (Registrant)




Date:    September 16, 2003       /s/Gary L. Smith
                                  Gary L. Smith
                                  Executive Vice President and
                                  Chief Financial Officer



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Exhibit
  No.     Description

 99.1     Press release issued by Cone Mills Corporation on September 16, 2003.